                                                                   Exhibit 10.34

                            SHAREHOLDERS AGREEMENT
                            ----------------------

          THIS SHAREHOLDERS AGREEMENT (this "Agreement") is made as of June 30,
                                             ---------
2000, by and among ChipPAC, Inc., a California corporation (the "Company"),
                                                                 -------
the Persons listed on Schedule I attached hereto (the "Bain Group"), the SXI
                      ----------                       ----------
Group (as defined in Section 5 hereof) and Sapphire Worldwide Investments, Inc., a British Virgin Islands corporation ("Sapphire"). The Bain Group, the SXI Group
                                       --------
and Sapphire are collectively referred to herein as the "Shareholders"; each of
                                                         ------------
the Bain Group and the SXI Group is sometimes referred to as a "Group"; and each
                                                                -----
member of each such Group and Sapphire as a "Shareholder."  Except as otherwise
                                             -----------
indicated herein, capitalized terms used herein are defined in Section 5 hereof.

          WHEREAS, the parties hereto desire to restrict the sale, assignment, transfer, encumbrance or other disposition of the Capital Stock and to provide for certain rights and obligations in respect thereto as hereinafter provided.

          NOW, THEREFORE, the parties to this Agreement hereby agree as follows:

          1.   Restrictions on Transfer of Sapphire Shares.
               -------------------------------------------

          (a)  Transfer of Sapphire Shares.  No holder of Sapphire Shares shall
               ---------------------------
sell, transfer, assign, pledge or otherwise dispose of (whether directly or indirectly, whether with or without consideration and whether voluntarily or involuntarily or by operation of law) any interest in any Sapphire Shares (a "Transfer"), except Transfers pursuant to and in accordance with the provisions
 --------
of Section 1(b), 1(c), 1(d) or 2 of this Agreement.

          (b)  Participation Rights.
               --------------------

          (i) Except as otherwise specifically set forth in this Agreement, at least thirty (30) days prior to any Transfer of shares of any class of Capital Stock by any member of the Bain Group or the SXI Group (the "Transferring
                                                             ------------
Shareholder") (other than a Transfer among the members of the Bain Group or
-----------
their Affiliates, among the members of the SXI Group or their Affiliates or to an employee or director of the Company or its Subsidiaries), the Transferring Shareholder will deliver a written notice (the "Sale Notice") to the Company and
                                                -----------
the other Shareholders (the "Other Shareholders"), specifying in reasonable
                             ------------------
detail the identity of the prospective transferee(s) and the terms and conditions of the Transfer. Notwithstanding the restrictions contained in this
Section 1, any or all of the Other Shareholders may elect to participate in the contemplated Transfer by delivering written notice to the Transferring Shareholder within ten (10) days after delivery of the Sale Notice. If any Other Shareholder has elected to participate in such Transfer (each such Other Shareholder, a "Participating Shareholder"), each of the Transferring
                -------------------------
Shareholder and the Participating Shareholders will be entitled to sell in the contemplated Transfer, at the same price and on the same terms, a number of shares of such class of Capital Stock equal to the product of (A) the quotient determined by dividing the number of shares of such class of Capital Stock owned by such Participating Shareholder by the aggregate number of shares of such class of Capital Stock owned by the Transferring Shareholder and all Participating Shareholders and (B) the number of shares of such class of Capital Stock to be sold in the contemplated Transfer. Notwithstanding the foregoing, in the event that the Transferring Shareholder intends to Transfer shares of more than one class of Capital Stock, the Participating Shareholders shall be required to sell in the contemplated Transfer a pro rata portion of shares of all such classes of Capital Stock (to the extent the Participating Shareholders own any shares of such other classes of Capital Stock), which portion shall be determined in the manner set forth in the immediately preceding sentence.

          For example (by way of illustration only), if the Sale
          -----------------------------------------
          Notice contemplated a sale of 100 shares of Class A Common by the Transferring Shareholder, and if the Transferring Shareholder at such time owns 30% of the Class A Common and if one Participating Shareholder elects to participate and owns 20% of the Class A Common (and all other Shareholders choose not to participate), then the Transferring Shareholder would be entitled to sell 60 shares (30% / 50% x 100 shares) and the Participating Shareholder would be entitled to sell 40 shares (20% / 50% x 100 shares).

          (ii) The Transferring Shareholder will use reasonable best efforts to obtain the agreement of the prospective transferee(s) to the participation of the Participating Shareholders in any contemplated Transfer, and the Transferring Shareholder will not effect any Transfer of any of its shares of Capital Stock to the prospective transferee(s) unless (A) simultaneously with such Transfer, the prospective transferee or transferees purchase from each Participating Shareholder the shares of Capital Stock which such Participating Shareholder is entitled to sell to such prospective transferee(s) pursuant to
Section 1(b)(i) above or (B) simultaneously with such Transfer, the Transferring Shareholder purchases (on the same terms and conditions on which such shares were sold to the transferee(s)) the number of shares of such class of Capital Stock from each Participating Shareholder which such Participating Shareholder would have been entitled to sell pursuant to Section 1(b)(i) above.

          (c)  Regulatory First Offer Right.
               ----------------------------

          (i) In the event that it becomes necessary or desirable for Sapphire to make a Transfer of Sapphire Shares in order to comply with any applicable law or any rule or regulation of any governmental or regulatory authority or in the event the Company fails to make any redemption of any Class C Preferred Stock, par value $.01 per share, held by Sapphire required pursuant to Section 4 of Part E to Article III of the Company's Articles of Incorporation (irrespective of any legal or contractual restrictions prohibiting any such redemption), Sapphire shall have the right to Transfer all or any portion of the Sapphire Shares to any third Person other than a Packaging Competitor (as defined below) in accordance with this Section 1(c). For purposes of this Section 1(c), the term "Packaging Competitor" means any Person that, directly or indirectly,
      --------------------
either for itself or for any other Person, participates to a significant extent in the semiconductor merchant assembly or test business anywhere in the world (i.e., 40% or more of its annual revenues are derived from such business). For purposes of this Section 1(c), the term "participates" includes any direct or indirect interest in any enterprise, whether as an officer, director, employee, partner, sole proprietor, agent, representative, independent contractor, consultant, owner or otherwise; provided that neither (i) the passive ownership of 10% or less of the outstanding stock of any publicly traded corporation nor
(ii) being a customer or supplier of any person or entity shall constitute "participation" in any such business.

          (ii) At least 20 business days prior to making any such Transfer of Sapphire Shares pursuant to this Section 1(c), Sapphire shall deliver a written notice (the "Sapphire Offer Notice") to the Bain Group and the SXI Group (the
             ---------------------
"Recipient Shareholders") and the Company.  The Sapphire Offer Notice shall
 ----------------------
disclose in reasonable detail the proposed number of Sapphire Shares to be transferred and the proposed sale price, terms and conditions of the Transfer. First, each Recipient Shareholder may elect to purchase all or any portion of such holder's Pro Rata Share of the Sapphire Shares specified in the Sapphire Offer Notice at the price and on the other terms specified therein by delivering written notice of such election to Sapphire and the Company within ten (10) business days after receipt of the Sapphire Offer Notice by the Company. For purposes of Section 1(c), each Recipient Shareholder's "Pro Rata Share" shall be
                                                        --------------
based upon such Shareholder's proportionate ownership of all Shareholder Shares owned by all Recipient Shareholders. Any Sapphire Shares not elected to be purchased by the end of such ten (10) business day period shall be reoffered during the five business day period immediately following the expiration of the aforementioned ten (10) business day period by Sapphire on a pro rata basis to the Recipient Shareholders who have elected to purchase their Pro Rata Share.
If the Recipient Shareholders have not elected to purchase all of the Sapphire Shares specified in the Sapphire Offer Notice within such fifteen (15) business day period (i.e., the sum of the previously aforementioned ten (10) and five (5) business day periods), the Company may elect to purchase all or any portion of the remaining Sapphire Shares specified in the Sapphire Offer Notice at the price and on the other terms specified therein by delivering written notice of such election to Sapphire within 20 business days after receipt of the Sapphire Offer Notice by the Company, it being understood that Sapphire shall not be obligated to sell such Sapphire Shares to the Company and the Recipient Shareholders unless the Company and the Recipient Shareholders, in the aggregate, have elected to purchase all of the Sapphire Shares specified in such Sapphire Offer Notice. If the Company or any Recipient Shareholders have elected to purchase Sapphire Shares from Sapphire, the transfer of such shares shall be consummated as soon as practical after the delivery of the election notice(s) to Sapphire, but in any event within 30 business days after receipt of the Sapphire Offer Notice by the Company (or such longer period of time as may be required pursuant to applicable law). If the Company and the Recipient Shareholders do not elect within the aforementioned 20 business day period to purchase all of the Sapphire Shares being offered, Sapphire may, within 60 days after the Company's receipt of the Sapphire Offer Notice, transfer such Sapphire Shares to one or more third Persons (other than a Packaging Competitor) at a price no less than 95% of the price per share specified in the Sapphire Offer Notice and on other terms no more favorable to the transferees thereof than offered to the Company and the Recipient Shareholders in the Sapphire Offer Notice. Any Sapphire Shares not transferred within such 60-day period shall be reoffered to the Recipient Shareholders and the Company in accordance with this Section 1(c) prior to any subsequent Transfer.

          (d)  Certain Permitted Sapphire Transfers.  The restrictions contained
               ------------------------------------
in Section 1(a) will not apply to any Transfer of Sapphire Shares by any Shareholder (i) among its Affiliates, (ii) pursuant to an Approved Sale or (iii) pursuant to Section 1(b) or 1(c) hereof; provided that the restrictions
                                         --------
contained in this Agreement will continue to apply to the Shareholder Shares after any Transfer pursuant to clause (i) or (iii) above and each transferee of such Shareholder Shares shall agree in writing, prior to and as a condition to the effectiveness of such Transfer, to be bound by the provisions of this Agreement, without modification or condition, subject only to the consummation of the Transfer. Upon the Transfer of Shareholder Shares pursuant to this
Section 1(d), the transferor will deliver a written notice to the Company and the other parties to this Agreement, which notice will disclose in reasonable detail the identity of such transferee(s) and shall include an original counterpart of the agreement of such transferee(s) to be bound by this Agreement.

          (e)  Termination of Restrictions.  The restrictions set forth in this
               ---------------------------
Section 1 shall continue with respect to each Shareholder Share until the earlier of (i) the consummation of an Approved Sale (as defined in Section 2) or
(ii) the consummation of an Initial Public Offering in which net proceeds to the Company exceed $25 million (a "Qualifying IPO").
                               --------------

          2.   Sale of the Company.
               -------------------

          (a) If the holders of at least a majority of the Bain Shares and the holders of at least a majority of the SXI Shares (the "Requisite Holders")
                                                       -----------------
approve (and, in the case of any sale or other fundamental change or extraordinary transaction which requires the approval of the board of directors of a California corporation pursuant to the California Corporations Code, the Board shall have approved such sale) a sale of all or substantially all (as defined in the Revised Model Business Corporation Act) of the Company's assets determined on a consolidated basis or a sale of all or substantially all of the Company's outstanding capital stock (whether by merger, recapitalization, consolidation, reorganization, combination or otherwise) to any Independent Third Party or group of Independent Third Parties, and the Board shall have received a written opinion of an internationally recognized investment banking firm (which firm shall have been selected by the Board), acting as an independent financial advisor to the Board, to the effect that the consideration to be received by the Company or its shareholders (as the case may be) in such transaction is fair to the Company or its shareholders (as the case may be), from a financial point of view (collectively an "Approved Sale"), each holder of
                                                 -------------
Shareholder Shares will consent to and raise no objections against such Approved Sale. If the Approved Sale is structured as (i) a merger or consolidation, each holder of Shareholder Shares will waive any dissenter's rights, appraisal rights or similar rights in connection with such merger or consolidation or (ii) a sale of stock, each holder of Shareholder Shares will agree to sell all of its Shareholder Shares and rights to acquire Shareholder Shares on the terms and conditions approved by the Board and the Requisite Holders; it being understood and agreed that in the event one of the terms of such sale provides for joint and several liability for post-closing indemnification obligations, the Bain Group and the SXI Group shall enter into a contribution agreement with Sapphire, the Hyundai Group and Intel (as each such term is defined in that certain Amended and Restated Shareholders Agreement, dated as of August 5, 1999, by and among the Company and certain of its shareholders) which provides that each party to such contribution agreement shall bear any such indemnification obligations pro rata according to each such party's percentage interest in the proceeds of such Approved Sale. Each holder of Shareholder Shares will take all necessary or desirable actions in connection with the consummation of the Approved Sale as requested by the Requisite Holders and the Company.

          (b) The obligations of the holders of Capital Stock with respect to an Approved Sale are subject to the satisfaction of the following conditions:
(i) upon the consummation of the Approved Sale, each holder of Capital Stock will receive the same form of consideration and the same portion of the aggregate consideration that such holders of Capital Stock would have received if such aggregate consideration had been distributed by the Company in complete liquidation pursuant to the rights and preferences set forth in the Company's Articles of Incorporation as in effect immediately prior to such Approved Sale,
(ii) if any holder of a class of Capital Stock is given an option as to the form and amount of consideration to be received, each holder of such class of Capital Stock will be given the same option; (iii) each holder of then currently exercisable rights to acquire shares of a class of Capital Stock will be given an opportunity to exercise such rights prior to the consummation of the Approved Sale and participate in such sale as holders of such class of Capital Stock;
(iv) Sapphire shall not be obligated to make any general representations and warranties concerning the business and affairs of the Company (but each shall bear a portion of the indemnification obligations with respect thereto, subject to the other terms and conditions of this Section 2), it being understood that Sapphire would be expected to make customary representations and warranties with respect to its ownership of its Shareholder Shares (e.g., title to stock, authorization, etc.); (v) Sapphire's indemnification obligations in connection with an Approved Sale shall not exceed its distributable proceeds in connection with such transaction; and (vi) Sapphire shall not be obligated to amend or take any other actions with respect to its then existing contractual relationships with the Company or the purchaser of the Company.

          (c) If the Company or the holders of the Company's securities enter into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated by the Securities and Exchange Commission may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), the holders of Shareholder Shares will, at the request of the Company, appoint a purchaser representative (as such term is defined in Rule 501 promulgated by the Securities and Exchange Commission) reasonably acceptable to the Company. If any holder of Shareholder Shares appoints a purchaser representative designated by the Company, the Company will pay the fees of such purchaser representative, but if any holder of Shareholder Shares declines to appoint the purchaser representative designated by the Company, such holder will appoint another purchaser representative, and such holder will be responsible for the fees of the purchaser representative so appointed.

          (d) Each holder of Shareholder Shares will bear a pro-rata share of the costs paid to any third party in connection with any sale of Shareholder Shares pursuant to an Approved Sale to the extent such costs are incurred for the benefit of all holders of Capital Stock and are not otherwise paid by the Company or the acquiring party. Costs incurred by holders of Shareholder Shares on their own behalf will not be considered costs of the transaction hereunder.

          (e) The provisions of this Section 2 shall terminate upon the consummation of a Qualifying IPO.

          3.   Legend; Securities Law Matters.
               ------------------------------

          (a) Each certificate evidencing Shareholder Shares and each certificate issued in exchange for or upon the Transfer of any Shareholder Shares (if such shares remain Shareholder Shares as defined herein after such Transfer) shall be stamped or otherwise imprinted with a legend in substantially the following form (which legend shall be removed and new unlegended certificates issued in the event that the shares represented thereby have been registered pursuant to an effective registration statement filed under the Securities Act):

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON ______ __, ____ AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN TRANSFER AND VOTING RESTRICTIONS PURSUANT TO A SHAREHOLDERS AGREEMENT, DATED AS OF _______ __, 2000, AMONG THE ISSUER OF SUCH SECURITIES (THE

          "COMPANY") AND CERTAIN OF THE COMPANY'S SHAREHOLDERS. A COPY OF SUCH SHAREHOLDERS AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN
          REQUEST."

The Company shall imprint such legend on certificates evidencing Shareholder Shares outstanding prior to the date hereof. The legend set forth above shall be removed from the certificates evidencing any shares which cease to be Shareholder Shares in accordance with Section 5 hereof.

          (b) In connection with the Transfer of any Shareholder Shares, the holder thereof shall deliver written notice to the Company describing in reasonable detail the Transfer or proposed Transfer, together with, if so requested by the Company, an opinion of counsel which (to the Company's reasonable satisfaction) is knowledgeable in securities law matters to the effect that such Transfer of Shareholder Shares may be effected without registration of such Shareholder Shares under the Securities Act. In addition, if the holder of the Shareholder Shares delivers to the Company an opinion of such counsel that no subsequent Transfer of such Shareholder Shares shall require registration under the Securities Act, the Company shall promptly upon such contemplated Transfer deliver new certificates for such securities which do not bear the Securities Act legend set forth in subparagraph (a). If the Company is not required to deliver new certificates for such Shareholder Shares not bearing such legend, the holder thereof shall not effect any Transfer of the same until the prospective transferee has confirmed to the Company in writing its agreement to be bound by the conditions contained in this subparagraph and subparagraph (a).

          (c) Upon the request of any Shareholder, the Company shall promptly supply to such Shareholder or its prospective transferees all information regarding the Company required to be delivered in connection with a Transfer pursuant to Rule 144A of the Securities and Exchange Commission.

          (d) If any Shareholder Shares become eligible for sale pursuant to Rule 144(k) of the Securities and Exchange Commission or no longer constitute "restricted securities" (as defined under Rule 144(a) of the Securities and Exchange Commission), the Company shall, upon the request of the holder of such Shareholder Shares, remove the legend set forth in subparagraph (a) from the certificates for such securities.

          4.   Transfer.  Prior to Transferring any Shareholder Shares (other
               --------
than in a Public Sale permitted pursuant to the terms and conditions of this Agreement or in an Approved Sale) to any Person, the transferring Shareholder shall cause the prospective transferee to execute and deliver to the Company and the other Shareholders a counterpart of this Agreement and thereafter all references to the transferring Shareholder shall be deemed to refer to the transferee and all references to the transferring Shareholder's Group shall be deemed to include the transferee, except that the rights of Sapphire set forth in Section 1(c) shall only inure to the benefit of Sapphire and its Affiliates and shall not be transferable or otherwise assignable.

          5.   Definitions.
               -----------

          "Affiliate" of a Shareholder means any other Person, entity or
           ---------
investment fund controlling, controlled by or under common control with the Shareholder and, in the case of a Shareholder which is a partnership or a limited liability company, any partner or member, respectively, of the Shareholder.

          "Articles of Incorporation" means the Company's Articles of
           -------------------------
Incorporation in effect at the time as of which any determination is being made.

          "Bain Shares" means (i) any Capital Stock acquired by to the Bain
           -----------
Group and (ii) any equity securities issued or issuable directly or indirectly with respect to the Capital Stock referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, or, in each case, any comparable transaction.

          "Board" means the Company's Board of Directors.
           -----

          "Capital Stock" means each class of the Company's capital stock.
           -------------

          "Common Stock" means the Company's Class L Common Stock, par value
           ------------
$.01 per share, Class A Common Stock, par value $.01 per share, Class B Common Stock, par value $.01 per share and/or any other class or series of common stock hereafter created by the Company, as the context may require.

          "Family Group" means a Shareholder's spouse and descendants (whether
           ------------
or not adopted) and any trust solely for the benefit of the Shareholder and/or the Shareholder's spouse and/or the Shareholder's descendants (by birth or adoption), parents or dependents, any charitable trust the grantor of which is a Shareholder and/or member of a Shareholder's Family Group, or any corporation or partnership in which the direct and beneficial owner of all of the equity interest is such Shareholder and/or a member of such Shareholder's Family Group.

          "GAAP" means U.S. generally accepted accounting principles,
           ----
consistently applied.

          "Independent Third Party" means any Person who (together with its
           -----------------------
Affiliates), immediately prior to the contemplated transaction, does not own in excess of ten percent (10%) of the Common Stock on a fully-diluted basis (a "10%
                                                                             ---
Owner"), who is not controlling, controlled by or under common control with any
-----
such 10% Owner and who is not the spouse, descendant (by birth or adoption), parent or dependent of any such 10% Owner or a trust for the benefit of such 10% Owner and/or such other Persons.

          "Initial Public Offering" means a public offering and sale of the
           -----------------------
Common Stock pursuant to an effective registration statement under the Securities Act of 1933, if immediately thereafter the Company has publicly held Common Stock listed on a national securities exchange or the NASD automated quotation system.

          "Person" means an individual, a partnership, a corporation, a limited
           ------
liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or other entity, or a government or any branch, department, agency, political subdivision or official thereof.

          "Public Sale" means any sale of Shareholder Shares to the public
           -----------
pursuant to an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 (other than Rule 144(k)), adopted under the Securities Act.

          "Qualifying IPO" has the meaning assigned in Section 1(e).
           --------------

          "Sapphire Shares" means (i) any Capital Stock issued to Sapphire
           ---------------
pursuant to the Stock Purchase Agreement, (ii) any shares of Capital Stock otherwise acquired by Sapphire and (iii) any equity securities issued or issuable directly or indirectly with respect to the Capital Stock referred to in clauses (i) or (ii) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, or, in each case, any comparable transaction.

          "Securities Act" means the Securities Act of 1933, as amended from
           --------------
time to time.

          "Shareholder Shares" means the Bain Shares, the SXI Shares and the
           ------------------
Sapphire Shares. For purposes of this Agreement, each Shareholder who holds options or warrants to acquire shares of Capital Stock shall be deemed to be the holder of all Shareholder Shares issuable (at the time of such determination) upon the exercise of such options or warrants. As to any particular shares constituting Shareholder Shares, such shares will cease to be Shareholder Shares when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or by any similar provision then in force) under the Securities Act, in each case in conformity with the terms and conditions of this Agreement.

          "Stock Purchase Agreement" means that certain Stock Purchase
           ------------------------
Agreement, dated as of June __, 2000, by and among the Company, Sapphire, Intersil Corporation and ChipPAC Limited, a wholly-owned indirect Subsidiary of the Company.

          "Subsidiary" means with respect to any Person, any corporation,
           ----------
partnership, limited liability company, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof or (ii) if a partnership, association, limited liability company or other business entity, a majority of the partnership, membership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons shall be allocated a majority of partnership, association or other business entity gains or losses or shall be or control the managing director or general partner of such partnership, association or business entity.

          "SXI" means SXI Group LLC, a Delaware limited liability company.
           ---

          "SXI Group" means SXI; Billig Family Limited Partnership; Frederick K.
           ---------
Minturn; Citicorp Venture Capital, Ltd.; their respective Affiliates; their co-investment partnerships; in connection with a co-investment, their respective employees, directors, and internal, full-time consultants, any member of any of their respective Family Groups, and any trust or partnership of which their respective employees, directors, and internal, full-time consultants are the sole beneficiaries in connection with a co-investment (any such trust or partnership, a "Co-Investment Vehicle"), and the partners and beneficiaries of
                ---------------------
such Co-Investment Vehicle as a distribution in-kind; any transferee of any of the foregoing in order to resolve a Regulatory Problem if, (x) after taking commercially reasonable actions with the cooperation of the Company, such person is unable to restructure its ownership of Shareholder Shares in a manner that avoids a Regulatory Problem and in a manner which is not adverse to such person, and (y) giving notice to the Company, such person has determined that such Regulatory Problem may not be avoided; and any other transferee of any of the foregoing so long as the aggregate SXI Shares held by all such transferees pursuant to this clause do not exceed 10% of the SXI Shares. "Regulatory
                                                               ----------
Problem" means, with respect to any person, any set of facts or circumstances
-------
wherein it has been asserted by any governmental authority (or such person or any of its Affiliates believes in good faith that there is a substantial risk of such assertion) that such person is not entitled to hold, or exercise any significant right, with respect to, the Shareholder Shares held by such person because of such person's regulatory status.

          "SXI Shares" means (i) any Capital Stock acquired by the SXI Group and
           ----------
(ii) any equity securities issued or issuable directly or indirectly with respect to the Capital Stock referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, or, in each case, any comparable transaction.

          6.   Financial Statements and Other Information.  The Company will
               ------------------------------------------
deliver to Sapphire at any time prior to an Initial Public Offering:

               (a) no later than forty-five (45) days after the end of each quarterly accounting period of the Company in each fiscal year, unaudited consolidated statements of income and cash flows of the Company and its Subsidiaries for such quarterly period and for the period from the beginning of the fiscal year to the end of such quarter, and unaudited consolidated balance sheets of the Company and its Subsidiaries as of the end of such quarterly period, setting forth in each case comparisons to the Company's annual budget, and to the corresponding period in the preceding fiscal year (all of which statements shall be prepared in accordance with GAAP, except for the absence of footnotes and subject to year end adjustments); and

               (b) no later than one hundred twenty (120) days after the end of each fiscal year of the Company, consolidated statements of income and cash flows of the Company for such fiscal year, and consolidated balance sheets of the Company as of the end of such fiscal year, setting forth in each case comparisons to the Company's annual budget, and to the preceding fiscal year, all prepared in accordance with GAAP, and accompanied by an unqualified opinion of PriceWaterhouseCoopers or such other independent accounting firm of recognized national standing approved by the Board.

          7.   Inspection Rights.  The Company shall permit any representatives
               -----------------
designated by any holder of Shareholder Shares, upon reasonable notice and during normal business hours, to examine all Board minutes of the Company and its Subsidiaries (including all minutes of all Board committees of the Board of Directors of the Company and its Subsidiaries), shareholder meeting minutes and stock ledgers of the Company and its Subsidiaries. This right shall terminate on the consummation of the first to occur of (i) an Approved Sale and (ii) a Qualifying IPO.

          8.   Transfers in Violation of Agreement.  Any Transfer or attempted
               -----------------------------------
Transfer of any Shareholder Shares in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Shareholder Shares as the owner of such shares for any purpose.

          9.   Funding Obligations. No provision of this Agreement shall require
               -------------------
any Shareholder or Group or any of their respective Affiliates to provide any future funding or any other financial support to the Company or any of its Subsidiaries.

          10.  Amendment and Waiver.  Except as otherwise provided herein, the
               --------------------
provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and (i) the holders of a majority of the Bain Shares, (ii) the holders of a majority of the SXI Shares and (iii) the holders of a majority of Sapphire Shares; provided that in the event that such amendment or waiver would adversely treat a Shareholder or Group in a manner different from any other holders of Shareholder Shares, then such amendment or waiver will require the consent of such adversely treated holder or the holders of a majority of the Shareholders Shares of such adversely treated Group. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

          11.  Severability. Whenever possible, each provision of this Agreement
               ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this

Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          12.  Entire Agreement. Except as otherwise expressly set forth herein,
               ----------------
this Agreement embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

          13.  Successors and Assigns. Except as otherwise provided herein, this
               ----------------------
Agreement shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and the Shareholders and any subsequent holders of Shareholder Shares and the respective successors and assigns of each of them, so long as they hold Shareholder Shares. If a party hereto ceases to own any Shareholder Shares, such party will no longer be deemed to be a Shareholder for purposes of this Agreement.

          14.  Counterparts.  This Agreement may be executed in one or more
               ------------
counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

          15.  Remedies.  The parties hereto agree and acknowledge that money
               --------
damages may not be an adequate remedy for any breach of the provisions of this Agreement and that the Company and any Shareholder shall have the right to injunctive relief, in addition to all of its rights and remedies at law or in equity, to enforce the provisions of this Agreement. Nothing contained in this Agreement shall be construed to confer upon any Person who is not a signatory hereto or any successor or assign of a signatory hereto any rights or benefits, as a third party beneficiary or otherwise.

          16.  Notices.  All notices, demands and other communications to be
               -------
given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when personally delivered, sent by telecopy (with receipt confirmed) on a business day during regular business hours of the recipient (or, if not, on the next succeeding business day) or three business days after sent by reputable overnight express courier (charges prepaid), at the address listed below or at any address listed in the Company's records in case of any Shareholder not so listed herein.

          If to the Company:

               ChipPAC, Inc.
               3151 Coronado Drive
               Santa Clara, California 95054
               U.S.A.
               Attention: CEO
               Facsimile: (408) 486-5914

          If to Sapphire:

               Sapphire Worldwide Investments, Inc,
               c/o Intersil Corporation
               7875 Irvine Center Drive, Suite 100
               Irvine, California 92618
               U.S.A.
               Attention: Gregory L. Williams
               Facsimile No.: (949) 341-7053

          With a copy to:

               Intersil Corporation
               7875 Irvine Center Drive, Suite 100
               Irvine, California 92618
               U.S.A.
               Attention: Steven M. Moran, Esq.
               Facsimile No.: (949) 341-7053

          If to any member of the Bain Group:

               c/o Bain Capital, Inc.
               Two Copley Place
               Boston, Massachusetts 02116
               U.S.A.
               Attention: Edward Conard
                          Marshall Haines
               Facsimile: (617) 572-3274

          With a copy to:

               Kirkland & Ellis
               200 East Randolph Drive
               Chicago, Illinois 60601
               U.S.A.
               Attention: Jeffrey C. Hammes, P.C.
                          Gary M. Holihan
               Facsimile: (312) 861-2200

          If to any member of the SXI Group:

               c/o Citicorp Venture Capital, Ltd.
               399 Park Avenue
               New York, New York 10043
               U.S.A.
               Attention: Michael A. Delaney
                          Paul C. Schorr
               Facsimile: (212) 888-2940

          With a copy to:

               Dechert Price & Rhoads
               4000 Bell Atlantic Tower
               1717 Arch Street
               Philadelphia, Pennsylvania 19103
               U.S.A.
               Attention: G. Daniel O'Donnell
                          Geraldine A. Sinatra
               Facsimile: (215) 994-2222

          17.  GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE. THE CORPORATE
               ------------------------------------------------
LAW OF THE STATE OF CALIFORNIA WILL GOVERN ALL ISSUES CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS SHAREHOLDERS. ALL OTHER ISSUES CONCERNING THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF CALIFORNIA OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF CALIFORNIA. EACH PARTY HERETO HEREBY SUBMITS TO THE CO-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF CALIFORNIA, AND OF ANY CALIFORNIA STATE COURT SITTING IN SAN FRANCISCO, CALIFORNIA OVER ANY LAWSUIT UNDER THIS AGREEMENT AND WAIVES ANY OBJECTION BASED ON VENUE OR FORUM NON CONVENIENS WITH RESPECT TO ANY ACTION INSTITUTED THEREIN. EACH PARTY HERETO HEREBY WAIVES THE NECESSITY FOR PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL (RETURN RECEIPT REQUESTED), WITH A COPY ALSO BEING SENT BY FACSIMILE (WITH RECEIPT CONFIRMED), IN EACH CASE DIRECTED TO SUCH PARTY AT ITS ADDRESS SET FORTH IN, AND WITH COPIES SENT AS REQUIRED BY, SECTION 16 ABOVE, AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED ON THE DATE OF ACTUAL RECEIPT. EACH PARTY HERETO HEREBY CONSENTS TO SERVICE OF PROCESS AS AFORESAID. NOTHING IN THIS SECTION 17 WILL PROHIBIT PERSONAL SERVICE IN LIEU OF THE SERVICE BY MAIL CONTEMPLATED HEREIN.

          18.  Delivery by Facsimile.  This Agreement and any signed agreement
               ---------------------
or instrument entered into in connection herewith or contemplated hereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.
At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation of a contract and each such party forever waives any such defense.

          19.  Arbitration Procedure.
               ---------------------

          (a) The parties agree that they will attempt to settle any claim or controversy arising out of this Agreement through good faith negotiations in the spirit of mutual cooperation between senior business executives with authority to resolve the controversy.

          (b) Any dispute that cannot be resolved by the parties through good faith negotiations within 30 days of the commencement of the controversy will then, upon the written request of any party, be resolved by binding arbitration conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association by a sole arbitrator who is a retired federal judge resident in the State of California. To the extent not governed by such rules, such arbitrator shall be directed by the parties to set a schedule for determination of such dispute that is reasonable under the circumstances. Such arbitrator shall be directed by the parties to determine the dispute in accordance with this Agreement and the substantive rules of law (but not the rules of procedure or evidence) that would be applied by a federal court. The arbitration will be conducted in the English language in San Francisco, California. Judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction.

          (c) Nothing contained in this Section 19 shall prevent any party from resorting to judicial process if injunctive or other equitable relief from a court is available to prevent irreparable injury to one party or to others or to the extent no adequate remedy is available at law. The use of arbitration procedures will not be construed under the doctrine of laches, waiver or estoppel to affect adversely any party's right to assert any claim or defense.

          20.  Descriptive Headings.  The descriptive headings of this Agreement
               --------------------
are inserted for convenience only and do not constitute a part of this Agreement.

          21.  No Strict Construction.  The parties hereto have participated
               ----------------------
jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.


              [the rest of this page is intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have executed this Shareholders Agreement on the day and year first above written.

                         CHIPPAC, INC.


                         By: /s/ Sharon St. Claire-Douglas
                            ------------------------------------

                         Its: Power of Attorney
                             -----------------------------------

                         SAPPHIRE:

                         SAPPHIRE WORLDWIDE INVESTMENTS, INC.

                         By: /s/ Howard Rothman
                            ------------------------------------

                         Its: Assistant Secretary
                             -----------------------------------


                         THE BAIN GROUP:

                         BAIN CAPITAL FUND VI, L.P.

                         By:  Bain Capital Partners VI, L.P.
                         Its: General Partner

                         By:  Bain Capital Investors, Inc.
                         Its: General Partner

                         By: /s/ Edward Conrad
                            ------------------------------------
                              A Managing Director


                         BCIP ASSOCIATES II


                         By: /s/ Edward Conrad
                            ------------------------------------
                              A General Partner

                         BCIP ASSOCIATES II-B


                         By: /s/ Edward Conrad
                            ------------------------------------
                              A General Partner

                         BCIP ASSOCIATES II-C


                         By: /s/ Edward Conrad
                            ------------------------------------
                              A General Partner


                         BCIP TRUST ASSOCIATES II

                         By:  Bain Capital, Inc.
                         Its: General Partner


                         By: /s/ Edward Conrad
                            ------------------------------------
                              A Managing Director


                         BCIP TRUST ASSOCIATES II-B

                         By:  Bain Capital, Inc.
                         Its: General Partner


                         By: /s/ Edward Conrad
                            ------------------------------------
                              A Managing Director


                         PEP INVESTMENTS PTY. LTD

                         By: /s/ Edward Conrad
                            ------------------------------------

                         Its: General Partner

                         RANDOLPH STREET PARTNERS II


                         By: /s/ Gary Holihan
                            -------------------------------------
                              A General Partner




                         THE SXI GROUP:

                         SXI GROUP LLC

                         By: /s/ Paul C. Schorr, IV
                            --------------------------------------

                         Its: Member
                             -------------------------------------

                                  SCHEDULE I

                                The Bain Group
                                --------------

                          Bain Capital Fund VI, L.P.
                              BCIP Associates II
                             BCIP Associates II-B
                          BCIP Trust Associates II-C
                           BCIP Trust Associates II
                          BCIP Trust Associates II-B
                          PEP Investments Pty., Ltd.
                          Randolph Street Partners II